Exhibit 4.1

EXECUTION COPY

FIFTEENTH SUPPLEMENTAL INDENTURE

between

WESTPAC BANKING CORPORATION

and

THE BANK OF NEW YORK MELLON

as Trustee

Dated as of May 13, 2016

FIFTEENTH SUPPLEMENTAL INDENTURE

FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of May 13, 2016 (the “Fifteenth Supplemental Indenture”), between WESTPAC BANKING CORPORATION (ABN 33 007 457 141), a company incorporated in the Commonwealth of Australia under the Corporations Act 2001 of Australia and registered in New South Wales (the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company and The Chase Manhattan Bank are parties to a Senior Indenture, dated as of July 1, 1999 (the “Base Indenture”), relating to the issuance from time to time by the Company of Securities in one or more series as therein provided;

WHEREAS, the Trustee has succeeded The Chase Manhattan Bank as trustee under the Base Indenture;

WHEREAS, the Company and the Trustee entered into the First Supplemental Indenture, dated as of August 27, 2009 (the “First Supplemental Indenture”), and the Fifth Supplemental Indenture, dated as of August 14, 2012 (the “Fifth Supplemental Indenture”), among other things, to supplement and amend certain provisions of the Base Indenture (the Base Indenture, as supplemented and amended by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Amended Base Indenture” and the Amended Base Indenture as further supplemented by this Fifteenth Supplemental Indenture, is referred to herein as the “Indenture”);

WHEREAS, Section 8.1(7) of the Amended Base Indenture provides that the Company may enter into a supplemental indenture to establish the forms or terms of Securities of any series as permitted by Sections 2.1 and 3.1 therein;

WHEREAS, in connection with the issuance of the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes, the 2026 Fixed Rate Notes, the 2019 Floating Rate Notes and the 2021 Floating Rate Notes (each as defined herein), the Company has duly authorized the execution and delivery of this Fifteenth Supplemental Indenture to establish the forms and terms of the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes, the 2026 Fixed Rate Notes, the 2019 Floating Rate Notes and the 2021 Floating Rate Notes as hereinafter described; and

WHEREAS, all conditions and requirements of the Amended Base Indenture necessary to make this Fifteenth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01    General Definitions.  For purposes of this Fifteenth Supplemental Indenture:

(a)          Capitalized terms used herein without definition shall have the meanings specified in the Amended Base Indenture;

(b)          All references to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of the Amended Base Indenture; and

(c)          The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Fifteenth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II
THE 2019 FIXED RATE NOTES

Section 2.01    Title of Securities.  There shall be a series of Securities of the Company designated the “1.650% Notes due May 13, 2019” (the “2019 Fixed Rate Notes”).

Section 2.02    Limitation of Aggregate Principal Amount.  The aggregate principal amount of the 2019 Fixed Rate Notes shall initially be limited to US$750,000,000.  The Company may from time to time, without the consent of the Holders of the 2019 Fixed Rate Notes, create and issue additional notes having the same terms and conditions as the 2019 Fixed Rate Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon (“Additional 2019 Fixed Rate Notes”).  Additional 2019 Fixed Rate Notes issued in this manner will be consolidated with, and will form a single series with, the 2019 Fixed Rate Notes, unless such Additional 2019 Fixed Rate Notes will not be treated as fungible with the 2019 Fixed Rate Notes for U.S. federal income tax purposes. The 2019 Fixed Rate Notes and any such Additional 2019 Fixed Rate Notes would rank equally and ratably.

Section 2.03    Principal Payment Date.  The principal amount of the 2019 Fixed Rate Notes Outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on May 13, 2019 which date shall be the Stated Maturity of the

2019 Fixed Rate Notes.

Section 2.04    Interest and Interest Rates.  The 2019 Fixed Rate Notes will bear interest on the unpaid principal amount thereof at a rate of 1.650% per year from May 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount of the 2019 Fixed Rate Notes shall have been paid or duly provided for, and interest on the 2019 Fixed Rate Notes shall be payable semi-annually in arrears on May 13 and November 13 of each year, beginning on November 13, 2016. Interest on a 2019 Fixed Rate Note will be paid to the Person in whose name that 2019 Fixed Rate Note was registered at the close of business on the April 28 and October 29, as the case may be, whether or not a Business Day, prior to the applicable Interest Payment Date, except that in the case of the Interest Payment Date that is also the Stated Maturity of the 2019 Fixed Rate Notes, the interest due on such date will be paid to the Person to whom principal is payable upon surrender of such 2019 Fixed Rate Note at a Place of Payment. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual days elapsed in a partial month in such period.  Any payment of principal or interest required to be made on an Interest Payment Date that is not a Business Day shall be made on the next succeeding Business Day, and no interest will accrue on that payment for the period from and after such Interest Payment Date to the date of payment on the next succeeding Business Day.  For purposes of the 2019 Fixed Rate Notes, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

Section 2.05    Place of Payment.  The Place of Payment where the 2019 Fixed Rate Notes may be presented or surrendered for payment, where the 2019 Fixed Rate Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the 2019 Fixed Rate Notes and the Indenture may be served initially shall be the Corporate Trust Office of the Trustee maintained for that purpose in the Borough of Manhattan, City of New York.

Section 2.06    Redemption.  The Company shall not have the right to redeem the 2019 Fixed Rate Notes other than pursuant to Section 10.8 of the Indenture.

Section 2.07    No Sinking Fund. The 2019 Fixed Rate Notes are not entitled to the benefit of any sinking fund.

Section 2.08    Form.  The 2019 Fixed Rate Notes shall be issued initially as Registered Securities (as defined in the Indenture) in the form of one or more permanent notes in global form, without coupons, substantially in the form attached hereto as Exhibit A, deposited with The Bank of New York Mellon, as custodian for the

Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

Section 2.09    Denomination.  The 2019 Fixed Rate Notes shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. The 2019 Fixed Rate Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Officers of the Company executing the same may determine with the approval of the Trustee.

Section 2.10    Depositary.  The Depository Trust Company shall be the initial Depositary for the 2019 Fixed Rate Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, “Depositary” shall mean or include such successor.

Section 2.11    Defeasance; Discharge.  The provisions of Sections 4.3, 4.4, 4.5 and 4.6 of the Indenture will apply to the 2019 Fixed Rate Notes.

ARTICLE III
THE 2021 FIXED RATE NOTES

Section 3.01    Title of Securities.  There shall be a series of Securities of the Company designated the “2.100% Notes due May 13, 2021” (the “2021 Fixed Rate Notes”).

Section 3.02    Limitation of Aggregate Principal Amount.  The aggregate principal amount of the 2021 Fixed Rate Notes shall initially be limited to US$1,250,000,000.  The Company may from time to time, without the consent of the Holders of the 2021 Fixed Rate Notes, create and issue additional notes having the same terms and conditions as the 2021 Fixed Rate Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon (“Additional 2021 Fixed Rate Notes”).  Additional 2021 Fixed Rate Notes issued in this manner will be consolidated with, and will form a single series with, the 2021 Fixed Rate Notes, unless such Additional 2021 Fixed Rate Notes will not be treated as fungible with the 2021 Fixed Rate Notes for U.S. federal income tax purposes. The 2021 Fixed Rate Notes and any such Additional 2021 Fixed Rate Notes would rank equally and ratably.

Section 3.03    Principal Payment Date.  The principal amount of the 2021 Fixed Rate Notes Outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on May 13, 2021 which date shall be the Stated Maturity of the 2021 Fixed Rate Notes.

Section 3.04    Interest and Interest Rates.  The 2021 Fixed Rate Notes will bear interest on the unpaid principal amount thereof at a rate of 2.100% per year from May 13,

2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount of the 2021 Fixed Rate Notes shall have been paid or duly provided for, and interest on the 2021 Fixed Rate Notes shall be payable semi-annually in arrears on May 13 and November 13 of each year, beginning on November 13, 2016. Interest on a 2021 Fixed Rate Note will be paid to the Person in whose name that 2021 Fixed Rate Note was registered at the close of business on the April 28 and October 29, as the case may be, whether or not a Business Day, prior to the applicable Interest Payment Date, except that in the case of the Interest Payment Date that is also the Stated Maturity of the 2021 Fixed Rate Notes, the interest due on such date will be paid to the Person to whom principal is payable upon surrender of such 2021 Fixed Rate Note at a Place of Payment. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual days elapsed in a partial month in such period.  Any payment of principal or interest required to be made on an Interest Payment Date that is not a Business Day shall be made on the next succeeding Business Day, and no interest will accrue on that payment for the period from and after such Interest Payment Date to the date of payment on the next succeeding Business Day.  For purposes of the 2021 Fixed Rate Notes, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

Section 3.05    Place of Payment.  The Place of Payment where the 2021 Fixed Rate Notes may be presented or surrendered for payment, where the 2021 Fixed Rate Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the 2021 Fixed Rate Notes and the Indenture may be served initially shall be the Corporate Trust Office of the Trustee maintained for that purpose in the Borough of Manhattan, City of New York.

Section 3.06    Redemption.  The Company shall not have the right to redeem the 2021 Fixed Rate Notes other than pursuant to Section 10.8 of the Indenture.

Section 3.07    No Sinking Fund. The 2021 Fixed Rate Notes are not entitled to the benefit of any sinking fund.

Section 3.08    Form.  The 2021 Fixed Rate Notes shall be issued initially as Registered Securities (as defined in the Indenture) in the form of one or more permanent notes in global form, without coupons, substantially in the form attached hereto as Exhibit B, deposited with The Bank of New York Mellon, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

Section 3.09    Denomination.  The 2021 Fixed Rate Notes shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. The 2021 Fixed Rate Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Officers of the Company executing the same may determine with the approval of the Trustee.

Section 3.10    Depositary.  The Depository Trust Company shall be the initial Depositary for the 2021 Fixed Rate Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, “Depositary” shall mean or include such successor.

Section 3.11    Defeasance; Discharge.  The provisions of Sections 4.3, 4.4, 4.5 and 4.6 of the Indenture will apply to the 2021 Fixed Rate Notes.

ARTICLE IV
THE 2026 FIXED RATE NOTES

Section 4.01    Title of Securities.  There shall be a series of Securities of the Company designated the “2.850% Notes due May 13, 2026” (the “2026 Fixed Rate Notes”).

Section 4.02    Limitation of Aggregate Principal Amount.  The aggregate principal amount of the 2026 Fixed Rate Notes shall initially be limited to US$1,500,000,000.  The Company may from time to time, without the consent of the Holders of the 2026 Fixed Rate Notes, create and issue additional notes having the same terms and conditions as the 2026 Fixed Rate Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon (“Additional 2026 Fixed Rate Notes”).  Additional 2026 Fixed Rate Notes issued in this manner will be consolidated with, and will form a single series with, the 2026 Fixed Rate Notes, unless such Additional 2026 Fixed Rate Notes will not be treated as fungible with the 2026 Fixed Rate Notes for U.S. federal income tax purposes. The 2026 Fixed Rate Notes and any such Additional 2026 Fixed Rate Notes would rank equally and ratably.

Section 4.03    Principal Payment Date.  The principal amount of the 2026 Fixed Rate Notes Outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on May 13, 2026 which date shall be the Stated Maturity of the 2026 Fixed Rate Notes.

Section 4.04    Interest and Interest Rates.  The 2026 Fixed Rate Notes will bear interest on the unpaid principal amount thereof at a rate of 2.850% per year from May 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount of the 2026 Fixed Rate Notes shall have been paid or duly provided for, and interest on the 2026 Fixed Rate Notes shall be payable semi-annually in arrears on May 13 and November 13 of each year, beginning on

November 13, 2016. Interest on a 2026 Fixed Rate Note will be paid to the Person in whose name that 2026 Fixed Rate Note was registered at the close of business on the April 28 and October 29, as the case may be, whether or not a Business Day, prior to the applicable Interest Payment Date, except that in the case of the Interest Payment Date that is also the Stated Maturity of the 2026 Fixed Rate Notes, the interest due on such date will be paid to the Person to whom principal is payable upon surrender of such 2026 Fixed Rate Note at a Place of Payment. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual days elapsed in a partial month in such period.  Any payment of principal or interest required to be made on an Interest Payment Date that is not a Business Day shall be made on the next succeeding Business Day, and no interest will accrue on that payment for the period from and after such Interest Payment Date to the date of payment on the next succeeding Business Day.  For purposes of the 2026 Fixed Rate Notes, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

Section 4.05    Place of Payment.  The Place of Payment where the 2026 Fixed Rate Notes may be presented or surrendered for payment, where the 2026 Fixed Rate Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the 2026 Fixed Rate Notes and the Indenture may be served initially shall be the Corporate Trust Office of the Trustee maintained for that purpose in the Borough of Manhattan, City of New York.

Section 4.06    Redemption.  The Company shall not have the right to redeem the 2026 Fixed Rate Notes other than pursuant to Section 10.8 of the Indenture.

Section 4.07    No Sinking Fund. The 2026 Fixed Rate Notes are not entitled to the benefit of any sinking fund.

Section 4.08    Form.  The 2026 Fixed Rate Notes shall be issued initially as Registered Securities (as defined in the Indenture) in the form of one or more permanent notes in global form, without coupons, substantially in the form attached hereto as Exhibit C, deposited with The Bank of New York Mellon, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

Section 4.09    Denomination.  The 2026 Fixed Rate Notes shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. The 2026 Fixed Rate Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Officers of the Company executing the same may determine with the approval of the Trustee.

Section 4.10    Depositary.  The Depository Trust Company shall be the initial Depositary for the 2026 Fixed Rate Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, “Depositary” shall mean or include such successor.

Section 4.11    Defeasance; Discharge.  The provisions of Sections 4.3, 4.4, 4.5 and 4.6 of the Indenture will apply to the 2026 Fixed Rate Notes.

ARTICLE V
THE 2019 FLOATING RATE NOTES

Section 5.01    Title of Securities.  There shall be a series of Securities of the Company designated the “Floating Rate Notes due May 13, 2019” (the “2019 Floating Rate Notes”).

Section 5.02    Limitation of Aggregate Principal Amount.  The aggregate principal amount of the 2019 Floating Rate Notes shall initially be limited to US$250,000,000.  The Company may from time to time, without the consent of the Holders of the 2019 Floating Rate Notes, create and issue additional notes having the same terms and conditions as the 2019 Floating Rate Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon (“Additional 2019 Floating Rate Notes”).  Additional 2019 Floating Rate Notes issued in this manner will be consolidated with, and will form a single series with, the 2019 Floating Rate Notes, unless such Additional 2019 Floating Rate Notes will not be treated as fungible with the 2019 Floating Rate Notes for U.S. federal income tax purposes. The 2019 Floating Rate Notes and any such Additional 2019 Floating Rate Notes would rank equally and ratably.

Section 5.03    Principal Payment Date.  The principal amount of the 2019 Floating Rate Notes Outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on May 13, 2019 which date shall be the Stated Maturity of the 2019 Floating Rate Notes.

Section 5.04    Interest and Interest Rates.

(a)              The 2019 Floating Rate Notes will bear interest on the unpaid principal amount thereof from May 13, 2016, or from the most recent Floating Rate Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal amount of the 2019 Floating Rate Notes shall have been paid or duly provided for.  The interest rate per annum for the 2019 Floating Rate Notes will be reset quarterly on the first day of each Floating Rate Interest Period (as defined below) and will be equal to LIBOR (as defined below) plus 0.710%, as determined by a calculation agent (the “Calculation Agent”).  The Bank of New York Mellon will initially act as Calculation Agent.

The amount of interest for each day the 2019 Floating Rate Notes are Outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of the 2019 Floating Rate Notes.  The amount of interest to be paid on the 2019 Floating Rate Notes for each Floating Rate Interest Period will be calculated by adding the Daily Interest Amount for each day in the Floating Rate Interest Period.

(b)              Interest on the 2019 Floating Rate Notes shall be payable quarterly in arrears on each February 13, May 13, August 13 and November 13 (each such date, a “Floating Rate Interest Payment Date”), beginning on August 13, 2016.  If any Floating Rate Interest Payment Date would fall on a day that is not a Business Day, other than the Floating Rate Interest Payment Date that is also the Stated Maturity of the 2019 Floating Rate Notes, that Floating Rate Interest Payment Date will be postponed to the following day that is a Business Day, except that if such next Business Day is in a different month, then that Floating Rate Interest Payment Date will be the immediately preceding day that is a Business Day.  If the Stated Maturity of the 2019 Floating Rate Notes is not a Business Day, payment of principal and interest on the 2019 Floating Rate Notes will be made on the following day that is a Business Day and no interest will accrue for the period from and after such Stated Maturity of the 2019 Floating Rate Notes.  Interest on a 2019 Floating Rate Note will be paid to the Person in whose name that 2019 Floating Rate Note was registered at the close of business on the January 29, April 28, July 29 and October 29, as the case may be, whether or not a Business Day, prior to the applicable Floating Rate Interest Payment Date, except that in the case of the Floating Rate Interest Payment Date that is also the Stated Maturity of the 2019 Floating Rate Notes, the interest due on such date will be paid to the Person to whom principal is payable upon surrender of such 2019 Floating Rate Note at a Place of Payment.

(c)              On each Floating Rate Interest Payment Date, the Company will pay interest for the Floating Rate Interest Period ended on the day immediately preceding such Floating Rate Interest Payment Date.  “Floating Rate Interest Period” shall mean the period commencing on and including May 13, 2016 to but excluding the first Floating Rate Interest Payment Date and each successive period from and including a Floating Rate Interest Payment Date to but excluding the next Floating Rate Interest Payment Date.

(d)             “LIBOR,” with respect to a Floating Rate Interest Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date (each as defined below) that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on the

Determination Date.  If the Designated LIBOR Page does not include this rate or is unavailable on the Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected and identified by the Company, to provide that bank’s offered quotation (expressed as a percentage per annum) as of approximately 11:00 a.m., London time, on the Determination Date to prime banks in the London interbank market for deposits in a Representative Amount (as defined below) in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two offered quotations are so provided, LIBOR for the Floating Rate Interest Period will be the arithmetic mean of all quotations so provided.  If fewer than two quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected and identified by the Company, to provide that bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on the Determination Date for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two rates are so provided, LIBOR for the Floating Rate Interest Period will be the arithmetic mean of all rates so provided.  If fewer than two rates are so provided, then LIBOR for the Floating Rate Interest Period will be LIBOR in effect with respect to the immediately preceding Floating Rate Interest Period.

(e)                                                       “Designated LIBOR Page” means the display on the Reuters 3000 Xtra Service (or any successor service) on the “LIBOR01” page (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

(f)                                                        “Determination Date” with respect to a Floating Rate Interest Period will be the second London Banking Day preceding the first day of the Floating Rate Interest Period.

(g)                                                      “London Banking Day” is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

(h)                                                      “Representative Amount” means a principal amount that is representative for a single transaction in the relevant market at the relevant time.

(i)                                                          For purposes of the 2019 Floating Rate Notes, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

(j)                                                          All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Company and on the Holders of the 2019 Floating Rate Notes. In no event shall the interest rate on the 2019 Floating Rate Notes be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent will, upon the request of any Holder of the 2019 Floating Rate Notes, provide the rate of interest then in effect.

(k)                                                      All percentages resulting from any of the calculations in this Article V will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

Section 5.05                Place of Payment.  The Place of Payment where the 2019 Floating Rate Notes may be presented or surrendered for payment, where the 2019 Floating Rate Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the 2019 Floating Rate Notes and the Indenture may be served initially shall be the Corporate Trust Office of the Trustee maintained for that purpose in the Borough of Manhattan, City of New York.

Section 5.06                Redemption.  The Company shall not have the right to redeem the 2019 Floating Rate Notes other than pursuant to Section 10.8 of the Indenture.

Section 5.07                No Sinking Fund. The 2019 Floating Rate Notes are not entitled to the benefit of any sinking fund.

Section 5.08                Form.  The 2019 Floating Rate Notes shall be issued initially as Registered Securities (as defined in the Indenture) in the form of one or more permanent notes in global form, without coupons, substantially in the form attached hereto as Exhibit D, deposited with The Bank of New York Mellon, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

Section 5.09                Denomination.  The 2019 Floating Rate Notes shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. The 2019 Floating Rate Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Officers of the Company executing the same may determine with the approval of the Trustee.

Section 5.10                Depositary.  The Depository Trust Company shall be the initial Depositary for the 2019 Floating Rate Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter,

“Depositary” shall mean or include such successor.

Section 5.11                Defeasance; Discharge.  The provisions of Sections 4.3, 4.4, 4.5 and 4.6 of the Indenture will apply to the 2019 Floating Rate Notes.

Section 5.12                Defined Terms.  Terms specifically defined in this Article V shall only relate to the 2019 Floating Rate Notes and shall have no bearing on any other series of notes referenced in this Fifteenth Supplemental Indenture.

ARTICLE VI
THE 2021 FLOATING RATE NOTES

Section 6.01                Title of Securities.  There shall be a series of Securities of the Company designated the “Floating Rate Notes due May 13, 2021” (the “2021 Floating Rate Notes”).

Section 6.02                Limitation of Aggregate Principal Amount.  The aggregate principal amount of the Floating Rate Notes shall initially be limited to US$250,000,000.  The Company may from time to time, without the consent of the Holders of the 2021 Floating Rate Notes, create and issue additional notes having the same terms and conditions as the 2021 Floating Rate Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon (“Additional 2021 Floating Rate Notes”).  Additional 2021 Floating Rate Notes issued in this manner will be consolidated with, and will form a single series with, the 2021 Floating Rate Notes, unless such Additional 2021 Floating Rate Notes will not be treated as fungible with the 2021 Floating Rate Notes for U.S. federal income tax purposes. The 2021 Floating Rate Notes and any such Additional 2021 Floating Rate Notes would rank equally and ratably.

Section 6.03                Principal Payment Date.  The principal amount of the 2021 Floating Rate Notes Outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on May 13, 2021 which date shall be the Stated Maturity of the 2021 Floating Rate Notes.

Section 6.04                Interest and Interest Rates.

(a)                                                       The 2021 Floating Rate Notes will bear interest on the unpaid principal amount thereof from May 13, 2016, or from the most recent Floating Rate Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal amount of the 2021 Floating Rate Notes shall have been paid or duly provided for.  The interest rate per annum for the 2021 Floating Rate Notes will be reset quarterly on the first day of each Floating Rate Interest Period (as defined below) and will be equal to LIBOR (as defined below) plus 1.000%, as determined by a calculation agent (the “Calculation

Agent”).  The Bank of New York Mellon will initially act as Calculation Agent.  The amount of interest for each day the 2021 Floating Rate Notes are Outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of the 2021 Floating Rate Notes.  The amount of interest to be paid on the 2021 Floating Rate Notes for each Floating Rate Interest Period will be calculated by adding the Daily Interest Amount for each day in the Floating Rate Interest Period.

(b)                                                      Interest on the 2021 Floating Rate Notes shall be payable quarterly in arrears on each February 13, May 13, August 13 and November 13 (each such date, a “Floating Rate Interest Payment Date”), beginning on August 13, 2016.  If any Floating Rate Interest Payment Date would fall on a day that is not a Business Day, other than the Floating Rate Interest Payment Date that is also the Stated Maturity of the 2021 Floating Rate Notes, that Floating Rate Interest Payment Date will be postponed to the following day that is a Business Day, except that if such next Business Day is in a different month, then that Floating Rate Interest Payment Date will be the immediately preceding day that is a Business Day.  If the Stated Maturity of the 2021 Floating Rate Notes is not a Business Day, payment of principal and interest on the 2021 Floating Rate Notes will be made on the following day that is a Business Day and no interest will accrue for the period from and after such Stated Maturity of the 2021 Floating Rate Notes.  Interest on a 2021 Floating Rate Note will be paid to the Person in whose name that 2021 Floating Rate Note was registered at the close of business on the January 29, April 28, July 29 and October 29, as the case may be, whether or not a Business Day, prior to the applicable Floating Rate Interest Payment Date, except that in the case of the Floating Rate Interest Payment Date that is also the Stated Maturity of the 2021 Floating Rate Notes, the interest due on such date will be paid to the Person to whom principal is payable upon surrender of such 2021 Floating Rate Note at a Place of Payment.

(c)                                                       On each Floating Rate Interest Payment Date, the Company will pay interest for the Floating Rate Interest Period ended on the day immediately preceding such Floating Rate Interest Payment Date.  “Floating Rate Interest Period” shall mean the period commencing on and including May 13, 2016 to but excluding the first Floating Rate Interest Payment Date and each successive period from and including a Floating Rate Interest Payment Date to but excluding the next Floating Rate Interest Payment Date.

(d)                                                     “LIBOR,” with respect to a Floating Rate Interest Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date (each as defined below) that appears on the

Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on the Determination Date.  If the Designated LIBOR Page does not include this rate or is unavailable on the Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected and identified by the Company, to provide that bank’s offered quotation (expressed as a percentage per annum) as of approximately 11:00 a.m., London time, on the Determination Date to prime banks in the London interbank market for deposits in a Representative Amount (as defined below) in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two offered quotations are so provided, LIBOR for the Floating Rate Interest Period will be the arithmetic mean of all quotations so provided.  If fewer than two quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected and identified by the Company, to provide that bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on the Determination Date for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two rates are so provided, LIBOR for the Floating Rate Interest Period will be the arithmetic mean of all rates so provided.  If fewer than two rates are so provided, then LIBOR for the Floating Rate Interest Period will be LIBOR in effect with respect to the immediately preceding Floating Rate Interest Period.

(e)                                                       “Designated LIBOR Page” means the display on the Reuters 3000 Xtra Service (or any successor service) on the “LIBOR01” page (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

(f)                                                        “Determination Date” with respect to a Floating Rate Interest Period will be the second London Banking Day preceding the first day of the Floating Rate Interest Period.

(g)                                                      “London Banking Day” is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

(h)                                                      “Representative Amount” means a principal amount that is representative for a single transaction in the relevant market at the relevant time.

(i)                                                          For purposes of the 2021 Floating Rate Notes, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

(j)                                                          All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Company and on the Holders of the 2021 Floating Rate Notes. In no event shall the interest rate on the 2021 Floating Rate Notes be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent will, upon the request of any Holder of the 2021 Floating Rate Notes, provide the rate of interest then in effect.

(k)                                                      All percentages resulting from any of the calculations in this Article VI will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

Section 6.05                Place of Payment.  The Place of Payment where the 2021 Floating Rate Notes may be presented or surrendered for payment, where the 2021 Floating Rate Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the 2021 Floating Rate Notes and the Indenture may be served initially shall be the Corporate Trust Office of the Trustee maintained for that purpose in the Borough of Manhattan, City of New York.

Section 6.06                Redemption.  The Company shall not have the right to redeem the 2021 Floating Rate Notes other than pursuant to Section 10.8 of the Indenture.

Section 6.07                No Sinking Fund. The 2021 Floating Rate Notes are not entitled to the benefit of any sinking fund.

Section 6.08                Form.  The 2021 Floating Rate Notes shall be issued initially as Registered Securities (as defined in the Indenture) in the form of one or more permanent notes in global form, without coupons, substantially in the form attached hereto as Exhibit E, deposited with The Bank of New York Mellon, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

Section 6.09                Denomination.  The 2021 Floating Rate Notes shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. The 2021 Floating Rate Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Officers of the Company executing the same may determine with the approval of the Trustee.

Section 6.10                Depositary.  The Depository Trust Company shall be the initial Depositary for the 2021 Floating Rate Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter,

“Depositary” shall mean or include such successor.

Section 6.11                Defeasance; Discharge.  The provisions of Sections 4.3, 4.4, 4.5 and 4.6 of the Indenture will apply to the 2021 Floating Rate Notes.

Section 6.12                Defined Terms.  Terms specifically defined in this Article VI shall only relate to the 2021 Floating Rate Notes and shall have no bearing on any other series of notes referenced in this Fifteenth Supplemental Indenture.

ARTICLE VII
MISCELLANEOUS

Section 7.01                Integral Part; Effect of Supplement on Indenture.  This Fifteenth Supplemental Indenture constitutes an integral part of the Indenture. Except for the supplements made by this Fifteenth Supplemental Indenture, the Amended Base Indenture shall remain in full force and effect as executed.

Section 7.02                Adoption, Ratification and Confirmation.  The Indenture, as supplemented by this Fifteenth Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 7.03                Trustee Not Responsible for Recitals.  The recitals in this Fifteenth Supplemental Indenture shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or adequacy of this Fifteenth Supplemental Indenture.

Section 7.04                Counterparts.  This Fifteenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one instrument.

Section 7.05                Separability.  In case any provision of this Fifteenth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.06                Governing Law.  This Fifteenth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Trustee have executed this Fifteenth Supplemental Indenture as of the date first above written.

WESTPAC BANKING CORPORATION

By:	/s/ Sean Crellin
	Name:	Sean Crellin
	Title:	Director, Legal

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

EXHIBIT A

(FORM OF FACE OF NOTE)

[THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE IN GLOBAL FORM, SUBJECT TO THE FOREGOING.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

No.	CUSIP No. 961214CT8
ISIN No. US961214CT83

WESTPAC BANKING CORPORATION

1.650% NOTE DUE MAY 13, 2019

WESTPAC BANKING CORPORATION, a company incorporated in the Commonwealth of Australia under the Corporations Act 2001 of the Commonwealth of Australia and registered in New South Wales (the “Company”, which term includes any

1  Insert in Global Notes only

successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                             or registered assigns, the principal sum of                                  (US$                           ) on May 13, 2019 (the “Stated Maturity”).  This Note will bear interest on the unpaid principal amount hereof at a rate of 1.650% per year from May 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount hereof shall have been paid or duly provided for, and interest on the Notes shall be payable semi-annually in arrears on May 13 and November 13 of each year (each such date, an “Interest Payment Date”), beginning on November 13, 2016.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual days elapsed in a partial month in such period.  Any payment of principal or interest required to be made on an Interest Payment Date that is not a Business Day shall be made on the next succeeding Business Day, and no interest will accrue on that payment for the period from and after such Interest Payment Date to the date of payment on the next succeeding Business Day.  For purposes hereof, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

Interest on this Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the April 28 or October 29 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency maintained for such purpose pursuant to the Indenture; provided, however, that at the option of the Company, interest on this Note may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register or (ii) to a Holder of US$1,000,000 or more in aggregate principal amount of the Notes by wire transfer to an account maintained by the Person entitled thereto as specified in the Register.  Any interest on this Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall instead be payable to the Person in whose name this Note is registered on the Special Record Date or other specified date in accordance with the Indenture. Notwithstanding the foregoing, interest payable on an Interest Payment Date that is also the Stated Maturity of this Note will be paid at such office or agency to the Person to whom the principal hereof is payable, upon surrender of this Note at such office or agency.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this        day of                           , 20       .

WESTPAC BANKING CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued under the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of securities of the Company, issued and to be issued in one or more series under and pursuant to a Senior Indenture, dated as of July 1, 1999 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as successor to The Chase Manhattan Bank, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of August 27, 2009, between the Company and the Trustee (the “First Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 14, 2012, between the Company and the Trustee (the “Fifth Supplemental Indenture”; the Base Indenture as amended and supplemented by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Amended Base Indenture”), and as further supplemented by the Fifteenth Supplemental Indenture, dated as of May 13, 2016, between the Company and the Trustee (the “Fifteenth Supplemental Indenture”; the Amended Base Indenture, as further supplemented by the Fifteenth Supplemental Indenture, is referred to herein as the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  This Note is one of a series of securities designated on the face hereof (the “Notes”).  The Notes are issued pursuant to the Indenture and are limited in aggregate principal amount to US$750,000,000; provided, however, that the Company may from time to time, without the consent of the Holders of the Notes, create and issue additional notes having the same terms and conditions as the Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon.  Additional notes issued in this manner will be consolidated with, and will form a single series with, the Notes, unless such additional notes will not be treated as fungible with the Notes for U.S. federal income tax purposes. The Notes and any such additional notes would rank equally and ratably.

In accordance with Section 10.8 of the Indenture, pursuant to the procedure set forth in Article X of the Indenture, the Company may, at its option, redeem all, but not less than all, of the Notes if (a) there is a change in or any amendment to the laws or regulations (i) of the Commonwealth of Australia, or any political subdivision or taxing authority thereof or therein, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, of the Commonwealth of Australia or the country in which such entity is organized or resident or deemed resident for tax purposes or any political subdivision or taxing authority thereof or therein, or (b) there is a change in any application or interpretation of any such laws or regulations, which change or amendment becomes effective, (i) with respect to taxes imposed by the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, on or after the date the Company originally issued this Note, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, with respect to taxes imposed by a non-Australian jurisdiction, on or after the date of the transaction resulting in such assumption, and, in each case, as a result of such change or amendment (1) the Company is or will become obligated to pay any Additional Amounts on this Note pursuant to Section 9.8 of the Indenture or (2) the Company would not be entitled to claim a deduction in computing its taxation liabilities in respect of (A) any payments of interest or Additional Amounts or (B) any original issue discount on this Note.

Before the Company may redeem this Note, it must give the Holder of this Note at least 30 days’ written notice and not more than 60 days’ written notice of its intention to redeem this Note, provided that if the earliest date on which (i) the Company will be obligated to pay any Additional Amounts, or (ii) the Company would not be entitled to claim a deduction in respect of any payments of interest or Additional Amounts on or any original issue discount in respect of this Note in computing its taxation liabilities, would occur less than 45 days after the relevant change or amendment to the applicable laws, regulations, determinations or guidelines, the Company may give less than 30 days’ written notice but in no case less than 15 days’ written notice, provided it gives such notice as soon as practicable in all the circumstances.

The Redemption Price for this Note shall equal 100% of the principal amount of this Note plus accrued but unpaid interest to but excluding the date of redemption.

The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Note upon compliance by the Company with certain conditions set forth therein.

If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.  The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, on behalf of all of the Holders of the Notes, to waive any Event of Default under the Indenture and its consequences, subject to Section 5.7 of the Indenture.

In accordance with Section 9.8 of the Indenture, the Company will pay all amounts that it is required to pay on this Note without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law.  If the Company withholds or deducts any such amount from any payment on this Note, the Company will pay such additional amounts (the “Additional Amounts”) so that the net amounts received by the Holder of this Note, after such withholding or deduction, will equal the amounts that the Holder of this Note would have received on this Note if such withholding or deduction had not been required; provided that no Additional Amounts shall be payable for or on account of:

(1)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein or otherwise had some connection with the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein other than merely holding this Note, or receiving payments under this Note;

(2)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment in the Commonwealth of Australia, unless the Holder was required to present this Note for payment and it could not have been presented for payment anywhere else;

(3)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment more than 30 days after the date such payment became due and was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting this Note for payment on any day during that 30 day period;

(4)  any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(5)  any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction;

(6)  any tax, duty, assessment or other governmental charge that would not have been imposed if the Holder or beneficial owner of this Note complied with the Company’s request to provide information concerning his, her or its nationality, residence or identity or to make a declaration, claim or filing or satisfy any requirement for information or reporting that is required to establish the eligibility of the Holder, or the beneficial owner, of this Note to receive the relevant payment without (or at a reduced rate of) withholding or deduction for or on account of any such tax, duty, assessment or other governmental charge;

(7)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the Holder or beneficial owner of this Note being an associate of the Company for purposes of section 128F(6) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia (the “Australian Tax Act”) (other than in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered managed investment scheme under the Corporations Act 2001 of the Commonwealth of Australia);

(8)  any tax, duty, assessment or other governmental charge that is imposed or withheld as a consequence of a determination having been made under Part IVA of the Australian Tax Act (or any modification thereof or provision substituted therefore) by the Australian Commissioner of Taxation that such tax, duty, assessment or other governmental charge is payable in circumstances where the Holder or the beneficial owner of this Note is a party to or participated in a scheme to avoid such tax which the Company was not a party to;

(9)  any tax, duty, assessment or other governmental charge that is imposed pursuant to European Council Directive 2003/48/EC (the “Directive”) or any law implementing or complying with, or introduced in order to conform to, such Directive, or any agreement entered into by a Member State of the European Union with (A) any other state or (B) any relevant, dependent or associated territory of any Member State of the European Union providing for measures equivalent to, or the same as, those provided for by such Directive;

(10)  any tax, duty, assessment or other governmental charge arising under or in connection with sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (including any regulations or official interpretations issued, agreements entered into or non-U.S. laws enacted, with respect thereto) (“FATCA”); or

(11)  any combination of the foregoing.

Subject to the foregoing, Additional Amounts will also not be payable by the Company with respect to any payment on this Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment in respect of this Note to the extent that payment would, under the laws of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, be treated as being derived or received for tax purposes by a beneficiary or settler of that fiduciary or a member of that partnership or a beneficial owner, in each case, who would not have been entitled to those Additional Amounts had it been the actual Holder of this Note.

The Company, and any other Person to or through which any payment with respect to this Note may be made, shall be entitled to withhold or deduct from any payment with respect to this Note amounts required to be withheld or deducted under or in connection with FATCA, and Holders and beneficial owners of this Note shall not be entitled to receive any gross up or other additional amounts on account of any such withholding or deduction.

Any reference in this Note to principal or interest shall be deemed to also refer to any Additional Amount that may be payable as provided above.

The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Outstanding Securities of each series adversely affected thereby to add any provisions to or to change or eliminate any provisions of the Indenture or any supplemental indenture or to modify the rights of the Holders of the Securities of such series, provided that, without the consent of the Holder of each such Security so affected, no such modification shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or modification, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2 of the Indenture, or (d) except to the extent provided in Section 8.1(9) of the Indenture, make any change in Section 5.2, 5.7, 5.10 or 8.2 of the Indenture except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived except with the consent of the Holders of each Outstanding Security affected thereby.  Any such consent given by the Holder of this Note shall be conclusive and binding upon such Holder and all future Holders of this Note and of any Notes issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, at the rate and in the coin or currency herein prescribed.

Upon surrender for registration of transfer of this Note, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note or Notes of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the Person to whom interest is payable).

Reference is made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are to be authenticated and delivered.

No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.  By accepting a Note, each Holder agrees to the provisions of Section 1.13 of the Indenture and waives and releases all such liability.  Such waiver and release shall be part of the consideration for the issue of the Notes.

The Notes of this series shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.  [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]2  At the option of the Holder, the Notes (except a Note in global form) may be exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Notes to be exchanged at such office or agency.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2  Insert in Global Notes only

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

EXHIBIT B

(FORM OF FACE OF NOTE)

[THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE IN GLOBAL FORM, SUBJECT TO THE FOREGOING.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]3

No.	CUSIP No. 961214CV3
ISIN No. US961214CV30

WESTPAC BANKING CORPORATION

2.100% NOTE DUE MAY 13, 2021

WESTPAC BANKING CORPORATION, a company incorporated in the Commonwealth of Australia under the Corporations Act 2001 of the Commonwealth of Australia and registered in New South Wales (the “Company”, which term includes any

3  Insert in Global Notes only

successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                              or registered assigns, the principal sum of                                              (US$                          ) on May 13, 2021 (the “Stated Maturity”).  This Note will bear interest on the unpaid principal amount hereof at a rate of 2.100% per year from May 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount hereof shall have been paid or duly provided for, and interest on the Notes shall be payable semi-annually in arrears on May 13 and November 13 of each year (each such date, an “Interest Payment Date”), beginning on November 13, 2016.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual days elapsed in a partial month in such period.  Any payment of principal or interest required to be made on an Interest Payment Date that is not a Business Day shall be made on the next succeeding Business Day, and no interest will accrue on that payment for the period from and after such Interest Payment Date to the date of payment on the next succeeding Business Day.  For purposes hereof, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

Interest on this Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the April 28 or October 29 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency maintained for such purpose pursuant to the Indenture; provided, however, that at the option of the Company, interest on this Note may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register or (ii) to a Holder of US$1,000,000 or more in aggregate principal amount of the Notes by wire transfer to an account maintained by the Person entitled thereto as specified in the Register.  Any interest on this Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall instead be payable to the Person in whose name this Note is registered on the Special Record Date or other specified date in accordance with the Indenture. Notwithstanding the foregoing, interest payable on an Interest Payment Date that is also the Stated Maturity of this Note will be paid at such office or agency to the Person to whom the principal hereof is payable, upon surrender of this Note at such office or agency.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this ___ day of _______________, 20___.

WESTPAC BANKING CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued under the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of securities of the Company, issued and to be issued in one or more series under and pursuant to a Senior Indenture, dated as of July 1, 1999 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as successor to The Chase Manhattan Bank, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of August 27, 2009, between the Company and the Trustee (the “First Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 14, 2012, between the Company and the Trustee (the “Fifth Supplemental Indenture”; the Base Indenture as amended and supplemented by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Amended Base Indenture”), and as further supplemented by the Fifteenth Supplemental Indenture, dated as of May 13, 2016, between the Company and the Trustee (the “Fifteenth Supplemental Indenture”; the Amended Base Indenture, as further supplemented by the Fifteenth Supplemental Indenture, is referred to herein as the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  This Note is one of a series of securities designated on the face hereof (the “Notes”).  The Notes are issued pursuant to the Indenture and are limited in aggregate principal amount to US$1,250,000,000; provided, however, that the Company may from time to time, without the consent of the Holders of the Notes, create and issue additional notes having the same terms and conditions as the Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon.  Additional notes issued in this manner will be consolidated with, and will form a single series with, the Notes, unless such additional notes will not be treated as fungible with the Notes for U.S. federal income tax purposes. The Notes and any such additional notes would rank equally and ratably.

In accordance with Section 10.8 of the Indenture, pursuant to the procedure set forth in Article X of the Indenture, the Company may, at its option, redeem all, but not less than all, of the Notes if (a) there is a change in or any amendment to the laws or regulations (i) of the Commonwealth of Australia, or any political subdivision or taxing authority thereof or therein, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, of the Commonwealth of Australia or the country in which such entity is organized or resident or deemed resident for tax purposes or any political subdivision or taxing authority thereof or therein, or (b) there is a change in any application or interpretation of any such laws or regulations, which change or amendment becomes effective, (i) with respect to taxes imposed by the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, on or after the date the Company originally issued this Note, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, with respect to taxes imposed by a non-Australian jurisdiction, on or after the date of the transaction resulting in such assumption, and, in each case, as a result of such change or amendment (1) the Company is or will become obligated to pay any Additional Amounts on this Note pursuant to Section 9.8 of the Indenture or (2) the Company would not be entitled to claim a deduction in computing its taxation liabilities in respect of (A) any payments of interest or Additional Amounts or (B) any original issue discount on this Note.

Before the Company may redeem this Note, it must give the Holder of this Note at least 30 days’ written notice and not more than 60 days’ written notice of its intention to redeem this Note, provided that if the earliest date on which (i) the Company will be obligated to pay any Additional Amounts, or (ii) the Company would not be entitled to claim a deduction in respect of any payments of interest or Additional Amounts on or any original issue discount in respect of this Note in computing its taxation liabilities, would occur less than 45 days after the relevant change or amendment to the applicable laws, regulations, determinations or guidelines, the Company may give less than 30 days’ written notice but in no case less than 15 days’ written notice, provided it gives such notice as soon as practicable in all the circumstances.

The Redemption Price for this Note shall equal 100% of the principal amount of this Note plus accrued but unpaid interest to but excluding the date of redemption.

The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Note upon compliance by the Company with certain conditions set forth therein.

If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.  The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, on behalf of all of the Holders of the Notes, to waive any Event of Default under the Indenture and its consequences, subject to Section 5.7 of the Indenture.

In accordance with Section 9.8 of the Indenture, the Company will pay all amounts that it is required to pay on this Note without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law.  If the Company withholds or deducts any such amount from any payment on this Note, the Company will pay such additional amounts (the “Additional Amounts”) so that the net amounts received by the Holder of this Note, after such withholding or deduction, will equal the amounts that the Holder of this Note would have received on this Note if such withholding or deduction had not been required; provided that no Additional Amounts shall be payable for or on account of:

(1)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein or otherwise had some connection with the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein other than merely holding this Note, or receiving payments under this Note;

(2)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment in the Commonwealth of Australia, unless the Holder was required to present this Note for payment and it could not have been presented for payment anywhere else;

(3)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment more than 30 days after the date such payment became due and was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting this Note for payment on any day during that 30 day period;

(4)  any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(5)  any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction;

(6)  any tax, duty, assessment or other governmental charge that would not have been imposed if the Holder or beneficial owner of this Note complied with the Company’s request to provide information concerning his, her or its nationality, residence or identity or to make a declaration, claim or filing or satisfy any requirement for information or reporting that is required to establish the eligibility of the Holder, or the beneficial owner, of this Note to receive the relevant payment without (or at a reduced rate of) withholding or deduction for or on account of any such tax, duty, assessment or other governmental charge;

(7)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the Holder or beneficial owner of this Note being an associate of the Company for purposes of section 128F(6) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia (the “Australian Tax Act”) (other than in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered managed investment scheme under the Corporations Act 2001 of the Commonwealth of Australia);

(8)  any tax, duty, assessment or other governmental charge that is imposed or withheld as a consequence of a determination having been made under Part IVA of the Australian Tax Act (or any modification thereof or provision substituted therefore) by the Australian Commissioner of Taxation that such tax, duty, assessment or other governmental charge is payable in circumstances where the Holder or the beneficial owner of this Note is a party to or participated in a scheme to avoid such tax which the Company was not a party to;

(9)  any tax, duty, assessment or other governmental charge that is imposed pursuant to European Council Directive 2003/48/EC (the “Directive”) or any law implementing or complying with, or introduced in order to conform to, such Directive, or any agreement entered into by a Member State of the European Union with (A) any other state or (B) any relevant, dependent or associated territory of any Member State of the European Union providing for measures equivalent to, or the same as, those provided for by such Directive;

(10)  any tax, duty, assessment or other governmental charge arising under or in connection with sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (including any regulations or official interpretations issued, agreements entered into or non-U.S. laws enacted, with respect thereto) (“FATCA”); or

(11)  any combination of the foregoing.

Subject to the foregoing, Additional Amounts will also not be payable by the Company with respect to any payment on this Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment in respect of this Note to the extent that payment would, under the laws of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, be treated as being derived or received for tax purposes by a beneficiary or settler of that fiduciary or a member of that partnership or a beneficial owner, in each case, who would not have been entitled to those Additional Amounts had it been the actual Holder of this Note.

The Company, and any other Person to or through which any payment with respect to this Note may be made, shall be entitled to withhold or deduct from any payment with respect to this Note amounts required to be withheld or deducted under or in connection with FATCA, and Holders and beneficial owners of this Note shall not be entitled to receive any gross up or other additional amounts on account of any such withholding or deduction.

Any reference in this Note to principal or interest shall be deemed to also refer to any Additional Amount that may be payable as provided above.

The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Outstanding Securities of each series adversely affected thereby to add any provisions to or to change or eliminate any provisions of the Indenture or any supplemental indenture or to modify the rights of the Holders of the Securities of such series, provided that, without the consent of the Holder of each such Security so affected, no such modification shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or modification, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2 of the Indenture, or (d) except to the extent provided in Section 8.1(9) of the Indenture, make any change in Section 5.2, 5.7, 5.10 or 8.2 of the Indenture except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived except with the consent of the Holders of each Outstanding Security affected thereby.  Any such consent given by the Holder of this Note shall be conclusive and binding upon such Holder and all future Holders of this Note and of any Notes issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, at the rate and in the coin or currency herein prescribed.

Upon surrender for registration of transfer of this Note, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note or Notes of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the Person to whom interest is payable).

Reference is made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are to be authenticated and delivered.

No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.  By accepting a Note, each Holder agrees to the provisions of Section 1.13 of the Indenture and waives and releases all such liability.  Such waiver and release shall be part of the consideration for the issue of the Notes.

The Notes of this series shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.  [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]4  At the option of the Holder, the Notes (except a Note in global form) may be exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Notes to be exchanged at such office or agency.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

4 Insert in Global Notes only

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

EXHIBIT C

(FORM OF FACE OF NOTE)

[THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE IN GLOBAL FORM, SUBJECT TO THE FOREGOING.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]5

No.	CUSIP No. 961214CX9
ISIN No. US961214CX95

WESTPAC BANKING CORPORATION

2.850% NOTE DUE MAY 13, 2026

WESTPAC BANKING CORPORATION, a company incorporated in the Commonwealth of Australia under the Corporations Act 2001 of the Commonwealth of Australia and registered in New South Wales (the “Company”, which term includes any

5  Insert in Global Notes only

successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                             or registered assigns, the principal sum of                                                   (US$                                      ) on May 13, 2026 (the “Stated Maturity”).  This Note will bear interest on the unpaid principal amount hereof at a rate of 2.850% per year from May 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount hereof shall have been paid or duly provided for, and interest on the Notes shall be payable semi-annually in arrears on May 13 and November 13 of each year (each such date, an “Interest Payment Date”), beginning on November 13, 2016.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual days elapsed in a partial month in such period.  Any payment of principal or interest required to be made on an Interest Payment Date that is not a Business Day shall be made on the next succeeding Business Day, and no interest will accrue on that payment for the period from and after such Interest Payment Date to the date of payment on the next succeeding Business Day.  For purposes hereof, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

Interest on this Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the April 28 or October 29 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency maintained for such purpose pursuant to the Indenture; provided, however, that at the option of the Company, interest on this Note may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register or (ii) to a Holder of US$1,000,000 or more in aggregate principal amount of the Notes by wire transfer to an account maintained by the Person entitled thereto as specified in the Register.  Any interest on this Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall instead be payable to the Person in whose name this Note is registered on the Special Record Date or other specified date in accordance with the Indenture. Notwithstanding the foregoing, interest payable on an Interest Payment Date that is also the Stated Maturity of this Note will be paid at such office or agency to the Person to whom the principal hereof is payable, upon surrender of this Note at such office or agency.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this ___ day of _______________, 20___.

WESTPAC BANKING CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued under the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of securities of the Company, issued and to be issued in one or more series under and pursuant to a Senior Indenture, dated as of July 1, 1999 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as successor to The Chase Manhattan Bank, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of August 27, 2009, between the Company and the Trustee (the “First Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 14, 2012, between the Company and the Trustee (the “Fifth Supplemental Indenture”; the Base Indenture as amended and supplemented by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Amended Base Indenture”), and as further supplemented by the Fifteenth Supplemental Indenture, dated as of May 13, 2016, between the Company and the Trustee (the “Fifteenth Supplemental Indenture”; the Amended Base Indenture, as further supplemented by the Fifteenth Supplemental Indenture, is referred to herein as the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  This Note is one of a series of securities designated on the face hereof (the “Notes”).  The Notes are issued pursuant to the Indenture and are limited in aggregate principal amount to US$1,500,000,000; provided, however, that the Company may from time to time, without the consent of the Holders of the Notes, create and issue additional notes having the same terms and conditions as the Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon.  Additional notes issued in this manner will be consolidated with, and will form a single series with, the Notes, unless such additional notes will not be treated as fungible with the Notes for U.S. federal income tax purposes. The Notes and any such additional notes would rank equally and ratably.

In accordance with Section 10.8 of the Indenture, pursuant to the procedure set forth in Article X of the Indenture, the Company may, at its option, redeem all, but not less than all, of the Notes if (a) there is a change in or any amendment to the laws or regulations (i) of the Commonwealth of Australia, or any political subdivision or taxing authority thereof or therein, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, of the Commonwealth of Australia or the country in which such entity is organized or resident or deemed resident for tax purposes or any political subdivision or taxing authority thereof or therein, or (b) there is a change in any application or interpretation of any such laws or regulations, which change or amendment becomes effective, (i) with respect to taxes imposed by the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, on or after the date the Company originally issued this Note, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, with respect to taxes imposed by a non-Australian jurisdiction, on or after the date of the transaction resulting in such assumption, and, in each case, as a result of such change or amendment (1) the Company is or will become obligated to pay any Additional Amounts on this Note pursuant to Section 9.8 of the Indenture or (2) the Company would not be entitled to claim a deduction in computing its taxation liabilities in respect of (A) any payments of interest or Additional Amounts or (B) any original issue discount on this Note.

Before the Company may redeem this Note, it must give the Holder of this Note at least 30 days’ written notice and not more than 60 days’ written notice of its intention to redeem this Note, provided that if the earliest date on which (i) the Company will be obligated to pay any Additional Amounts, or (ii) the Company would not be entitled to claim a deduction in respect of any payments of interest or Additional Amounts on or any original issue discount in respect of this Note in computing its taxation liabilities, would occur less than 45 days after the relevant change or amendment to the applicable laws, regulations, determinations or guidelines, the Company may give less than 30 days’ written notice but in no case less than 15 days’ written notice, provided it gives such notice as soon as practicable in all the circumstances.

The Redemption Price for this Note shall equal 100% of the principal amount of this Note plus accrued but unpaid interest to but excluding the date of redemption.

The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Note upon compliance by the Company with certain conditions set forth therein.

If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.  The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, on behalf of all of the Holders of the Notes, to waive any Event of Default under the Indenture and its consequences, subject to Section 5.7 of the Indenture.

In accordance with Section 9.8 of the Indenture, the Company will pay all amounts that it is required to pay on this Note without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law.  If the Company withholds or deducts any such amount from any payment on this Note, the Company will pay such additional amounts (the “Additional Amounts”) so that the net amounts received by the Holder of this Note, after such withholding or deduction, will equal the amounts that the Holder of this Note would have received on this Note if such withholding or deduction had not been required; provided that no Additional Amounts shall be payable for or on account of:

(1)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein or otherwise had some connection with the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein other than merely holding this Note, or receiving payments under this Note;

(2)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment in the Commonwealth of Australia, unless the Holder was required to present this Note for payment and it could not have been presented for payment anywhere else;

(3)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment more than 30 days after the date such payment became due and was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting this Note for payment on any day during that 30 day period;

(4)  any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(5)  any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction;

(6)  any tax, duty, assessment or other governmental charge that would not have been imposed if the Holder or beneficial owner of this Note complied with the Company’s request to provide information concerning his, her or its nationality, residence or identity or to make a declaration, claim or filing or satisfy any requirement for information or reporting that is required to establish the eligibility of the Holder, or the beneficial owner, of this Note to receive the relevant payment without (or at a reduced rate of) withholding or deduction for or on account of any such tax, duty, assessment or other governmental charge;

(7)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the Holder or beneficial owner of this Note being an associate of the Company for purposes of section 128F(6) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia (the “Australian Tax Act”) (other than in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered managed investment scheme under the Corporations Act 2001 of the Commonwealth of Australia);

(8)  any tax, duty, assessment or other governmental charge that is imposed or withheld as a consequence of a determination having been made under Part IVA of the Australian Tax Act (or any modification thereof or provision substituted therefore) by the Australian Commissioner of Taxation that such tax, duty, assessment or other governmental charge is payable in circumstances where the Holder or the beneficial owner of this Note is a party to or participated in a scheme to avoid such tax which the Company was not a party to;

(9)  any tax, duty, assessment or other governmental charge that is imposed pursuant to European Council Directive 2003/48/EC (the “Directive”) or any law implementing or complying with, or introduced in order to conform to, such Directive, or any agreement entered into by a Member State of the European Union with (A) any other state or (B) any relevant, dependent or associated territory of any Member State of the European Union providing for measures equivalent to, or the same as, those provided for by such Directive;

(10)  any tax, duty, assessment or other governmental charge arising under or in connection with sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (including any regulations or official interpretations issued, agreements entered into or non-U.S. laws enacted, with respect thereto) (“FATCA”); or

(11)  any combination of the foregoing.

Subject to the foregoing, Additional Amounts will also not be payable by the Company with respect to any payment on this Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment in respect of this Note to the extent that payment would, under the laws of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, be treated as being derived or received for tax purposes by a beneficiary or settler of that fiduciary or a member of that partnership or a beneficial owner, in each case, who would not have been entitled to those Additional Amounts had it been the actual Holder of this Note.

The Company, and any other Person to or through which any payment with respect to this Note may be made, shall be entitled to withhold or deduct from any payment with respect to this Note amounts required to be withheld or deducted under or in connection with FATCA, and Holders and beneficial owners of this Note shall not be entitled to receive any gross up or other additional amounts on account of any such withholding or deduction.

Any reference in this Note to principal or interest shall be deemed to also refer to any Additional Amount that may be payable as provided above.

The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Outstanding Securities of each series adversely affected thereby to add any provisions to or to change or eliminate any provisions of the Indenture or any supplemental indenture or to modify the rights of the Holders of the Securities of such series, provided that, without the consent of the Holder of each such Security so affected, no such modification shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or modification, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2 of the Indenture, or (d) except to the extent provided in Section 8.1(9) of the Indenture, make any change in Section 5.2, 5.7, 5.10 or 8.2 of the Indenture except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived except with the consent of the Holders of each Outstanding Security affected thereby.  Any such consent given by the Holder of this Note shall be conclusive and binding upon such Holder and all future Holders of this Note and of any Notes issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, at the rate and in the coin or currency herein prescribed.

Upon surrender for registration of transfer of this Note, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note or Notes of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the Person to whom interest is payable).

Reference is made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are to be authenticated and delivered.

No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.  By accepting a Note, each Holder agrees to the provisions of Section 1.13 of the Indenture and waives and releases all such liability.  Such waiver and release shall be part of the consideration for the issue of the Notes.

The Notes of this series shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.  [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]6  At the option of the Holder, the Notes (except a Note in global form) may be exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Notes to be exchanged at such office or agency.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

6  Insert in Global Notes only

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing  attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

EXHIBIT D

(FORM OF FACE OF NOTE)

[THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE IN GLOBAL FORM, SUBJECT TO THE FOREGOING.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

No.	CUSIP No. 961214CU5
ISIN No. US961214CU56

WESTPAC BANKING CORPORATION

FLOATING RATE NOTE DUE MAY 13, 2019

WESTPAC BANKING CORPORATION, a company incorporated in the Commonwealth of Australia under the Corporations Act 2001 of the Commonwealth of Australia and registered in New South Wales (the “Company”, which term includes any

1  Insert in Global Notes only

successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                                               or registered assigns, the principal sum of                                    (US$                        ) on May 13, 2019 (the “Stated Maturity”).  This Note will bear interest on the unpaid principal amount hereof from May 13, 2016, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal amount hereof shall have been paid or duly provided for.  The interest rate per annum on this Note will be reset quarterly on the first day of each Interest Period (as defined below) and will be equal to LIBOR (as defined below) plus 0.710%, as determined by a calculation agent (the “Calculation Agent”).  The Bank of New York Mellon will initially act as Calculation Agent.  The amount of interest for each day this Note is Outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of this Note.  The amount of interest to be paid on this Note for each Interest Period will be calculated by adding the Daily Interest Amount for each day in the Interest Period.

Interest on this Note shall be payable quarterly in arrears on each February 13, May 13, August 13 and November 13 (each such date, an “Interest Payment Date”), beginning on August 13, 2016.  If any Interest Payment Date would fall on a day that is not a Business Day, other than the Interest Payment Date that is also the Stated Maturity for this Note, that Interest Payment Date will be postponed to the following day that is a Business Day, except that if such next Business Day is in a different month, then that Interest Payment Date will be the immediately preceding day that is a Business Day.  If the Stated Maturity for this Note is not a Business Day, payment of principal and interest on this Note will be made on the following day that is a Business Day and no interest will accrue for the period from and after such Stated Maturity.

On each Interest Payment Date, the Company will pay interest for the Interest Period ended on the day immediately preceding such Interest Payment Date.  “Interest Period” shall mean the period commencing on and including May 13, 2016 to but excluding the first Interest Payment Date and each successive period from and including an Interest Payment Date to but excluding the next Interest Payment Date.

“LIBOR,” with respect to an Interest Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date (each as defined below) that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on the Determination Date.  If the Designated LIBOR Page does not include this rate or is unavailable on the Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected and identified by the Company, to provide that bank’s offered quotation (expressed as a percentage per annum) as of approximately 11:00 a.m., London time, on the Determination Date to prime banks in the London interbank market for deposits in a Representative Amount (as defined below) in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of all quotations so provided.  If fewer than two quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected and identified by the Company, to provide that bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on the Determination Date for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of all rates so provided.  If fewer than two rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

“Designated LIBOR Page” means the display on the Reuters 3000 Xtra Service (or any successor service) on the “LIBOR01” page (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

“Determination Date” with respect to an Interest Period will be the second London Banking Day preceding the first day of the Interest Period.

“London Banking Day” is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Representative Amount” means a principal amount that is representative for a single transaction in the relevant market at the relevant time.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Company and on the Holder of this Note. In no event shall the interest rate on this Note be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent will, upon the request of any Holder of this Note, provide the rate of interest then in effect.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-

millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

Interest on this Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the January 29, April 28, July 29, or October 29 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency maintained for such purpose pursuant to the Indenture; provided, however, that at the option of the Company, interest on this Note may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register or (ii) to a Holder of US$1,000,000 or more in aggregate principal amount of the Notes by wire transfer to an account maintained by the Person entitled thereto as specified in the Register.  Any interest on this Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall instead be payable to the Person in whose name this Note is registered on the Special Record Date or other specified date in accordance with the Indenture.  Notwithstanding the foregoing, interest payable on an Interest Payment Date that is also the Stated Maturity of this Note will be paid at such office or agency to the Person to whom the principal hereof is payable, upon surrender of this Note at such office or agency.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this ___ day of _______________, 20___.

WESTPAC BANKING CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued under the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of securities of the Company, issued and to be issued in one or more series under and pursuant to a Senior Indenture, dated as of July 1, 1999 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as successor to The Chase Manhattan Bank, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of August 27, 2009, between the Company and the Trustee (the “First Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 14, 2012, between the Company and the Trustee (the “Fifth Supplemental Indenture”; the Base Indenture as amended and supplemented by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Amended Base Indenture”), and as further supplemented by the Fifteenth Supplemental Indenture, dated as of May 13, 2016, between the Company and the Trustee (the “Fifteenth Supplemental Indenture”; the Amended Base Indenture, as further supplemented by the Fifteenth Supplemental Indenture, is referred to herein as the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  This Note is one of a series of securities designated on the face hereof (the “Notes”).  The Notes are issued pursuant to the Indenture and are limited in aggregate principal amount to US$250,000,000; provided, however, that the Company may from time to time, without the consent of the Holders of the Notes, create and issue additional notes having the same terms and conditions as the Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon.  Additional notes issued in this manner will be consolidated with, and will form a single series with, the Notes, unless such additional notes will not be treated as fungible with the Notes for U.S. federal income tax purposes. The Notes and any such additional notes would rank equally and ratably.

In accordance with Section 10.8 of the Indenture, pursuant to the procedure set forth in Article X of the Indenture, the Company may, at its option, redeem all, but not less than all, of the Notes if (a) there is a change in or any amendment to the laws or regulations (i) of the Commonwealth of Australia, or any political subdivision or taxing authority thereof or therein, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, of the Commonwealth of Australia or the country in which such entity is organized or resident or deemed resident for tax purposes or any political subdivision or taxing authority thereof or therein, or (b) there is a change in any application or interpretation of any such laws or regulations, which change or amendment becomes effective, (i) with respect to taxes imposed by the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, on or after the date the Company originally issued this Note, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, with respect to taxes imposed by a non-Australian jurisdiction, on or after the date of the transaction resulting in such assumption, and, in each case, as a result of such change or amendment (1) the Company is or will become obligated to pay any Additional Amounts on this Note pursuant to Section 9.8 of the Indenture or (2) the Company would not be entitled to claim a deduction in computing its taxation liabilities in respect of (A) any payments of interest or Additional Amounts or (B) any original issue discount on this Note.

Before the Company may redeem this Note, it must give the Holder of this Note at least 30 days’ written notice and not more than 60 days’ written notice of its intention to redeem this Note, provided that if the earliest date on which (i) the Company will be obligated to pay any Additional Amounts, or (ii) the Company would not be entitled to claim a deduction in respect of any payments of interest or Additional Amounts on or any original issue discount in respect of this Note in computing its taxation liabilities, would occur less than 45 days after the relevant change or amendment to the applicable laws, regulations, determinations or guidelines, the Company may give less than 30 days’ written notice but in no case less than 15 days’ written notice, provided it gives such notice as soon as practicable in all the circumstances.

The Redemption Price for this Note shall equal 100% of the principal amount of this Note plus accrued but unpaid interest to but excluding the date of redemption.

The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Note upon compliance by the Company with certain conditions set forth therein.

If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.  The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, on behalf of all of the Holders of the Notes, to waive any Event of Default under the Indenture and its consequences, subject to Section 5.7 of the Indenture.

In accordance with Section 9.8 of the Indenture, the Company will pay all amounts that it is required to pay on this Note without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law.  If the Company withholds or deducts any such amount from any payment on this Note, the Company will pay such additional amounts (the “Additional Amounts”) so that the net amounts received by the Holder of this Note, after such withholding or deduction, will equal the amounts that the Holder of this Note would have received on this Note if such withholding or deduction had not been required; provided that no Additional Amounts shall be payable for or on account of:

(1)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein or otherwise had some connection with the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein other than merely holding this Note, or receiving payments under this Note;

(2)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment in the Commonwealth of Australia, unless the Holder was required to present this Note for payment and it could not have been presented for payment anywhere else;

(3)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment more than 30 days after the date such payment became due and was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting this Note for payment on any day during that 30 day period;

(4)  any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(5)  any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction;

(6)  any tax, duty, assessment or other governmental charge that would not have been imposed if the Holder or beneficial owner of this Note complied with the Company’s request to provide information concerning his, her or its nationality, residence or identity or to make a declaration, claim or filing or satisfy any requirement for information or reporting that is required to establish the eligibility of the Holder, or the beneficial owner, of this Note to receive the relevant payment without (or at a reduced rate of) withholding or deduction for or on account of any such tax, duty, assessment or other governmental charge;

(7)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the Holder or beneficial owner of this Note being an associate of the Company for purposes of section 128F(6) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia (the “Australian Tax Act”) (other than in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered managed investment scheme under the Corporations Act 2001 of the Commonwealth of Australia);

(8)  any tax, duty, assessment or other governmental charge that is imposed or withheld as a consequence of a determination having been made under Part IVA of the Australian Tax Act (or any modification thereof or provision substituted therefore) by the Australian Commissioner of Taxation that such tax, duty, assessment or other governmental charge is payable in circumstances where the Holder or the beneficial owner of this Note is a party to or participated in a scheme to avoid such tax which the Company was not a party to;

(9)  any tax, duty, assessment or other governmental charge that is imposed pursuant to European Council Directive 2003/48/EC (the “Directive”) or any law implementing or complying with, or introduced in order to conform to, such Directive, or any agreement entered into by a Member State of the European Union with (A) any other state or (B) any relevant, dependent or associated territory of any Member State of the European Union providing for measures equivalent to, or the same as, those provided for by such Directive;

(10) any tax, duty, assessment or other governmental charge arising under or in connection with sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (including any regulations or official interpretations issued, agreements entered into or non-U.S. laws enacted, with respect thereto) (“FATCA”); or

(11)  any combination of the foregoing.

Subject to the foregoing, Additional Amounts will also not be payable by the Company with respect to any payment on this Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment in respect of this Note to the extent that payment would, under the laws of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, be treated as being derived or received for tax purposes by a beneficiary or settler of that fiduciary or a member of that partnership or a beneficial owner, in each case, who would not have been entitled to those Additional Amounts had it been the actual Holder of this Note.

The Company, and any other Person to or through which any payment with respect to this Note may be made, shall be entitled to withhold or deduct from any payment with respect to this Note amounts required to be withheld or deducted under or in connection with FATCA, and Holders and beneficial owners of this Note shall not be entitled to receive any gross up or other additional amounts on account of any such withholding or deduction.

Any reference in this Note to principal or interest shall be deemed to also refer to any Additional Amount that may be payable as provided above.

The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Outstanding Securities of each series adversely affected thereby to add any provisions to or to change or eliminate any provisions of the Indenture or any supplemental indenture or to modify the rights of the Holders of the Securities of such series, provided that, without the consent of the Holder of each such Security so affected, no such modification shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or modification, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2 of the Indenture, or (d) except to the extent provided in Section 8.1(9) of the Indenture, make any change in Section 5.2, 5.7, 5.10 or 8.2 of the Indenture except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived except with the consent of the Holders of each Outstanding Security affected thereby.  Any such consent given by the Holder of this Note shall be conclusive and binding upon such Holder and all future Holders of this Note and of any Notes issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, at the rates and in the coin or currency herein prescribed.

Upon surrender for registration of transfer of this Note, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note or Notes of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the Person to whom interest is payable).

Reference is made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are to be authenticated and delivered.

No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.  By accepting a Note, each Holder agrees to the provisions of Section 1.13 of the Indenture and waives and releases all such liability.  Such waiver and release shall be part of the consideration for the issue of the Notes.

The Notes of this series shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.  [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]2  At the option of the Holder, the Notes (except a Note in global form) may be exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Notes to be exchanged at such office or agency.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2  Insert in Global Notes only

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

EXHIBIT E

(FORM OF FACE OF NOTE)

[THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE IN GLOBAL FORM, SUBJECT TO THE FOREGOING.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

No.	CUSIP No. 961214CW1
ISIN No. US961214CW13

WESTPAC BANKING CORPORATION

FLOATING RATE NOTE DUE MAY 13, 2021

WESTPAC BANKING CORPORATION, a company incorporated in the Commonwealth of Australia under the Corporations Act 2001 of the Commonwealth of Australia and registered in New South Wales (the “Company”, which term includes any

1  Insert in Global Notes only

successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                               or registered assigns, the principal sum of                                           (US$                              ) on May 13, 2021 (the “Stated Maturity”).  This Note will bear interest on the unpaid principal amount hereof from May 13, 2016, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal amount hereof shall have been paid or duly provided for.  The interest rate per annum on this Note will be reset quarterly on the first day of each Interest Period (as defined below) and will be equal to LIBOR (as defined below) plus 1.000%, as determined by a calculation agent (the “Calculation Agent”).  The Bank of New York Mellon will initially act as Calculation Agent.  The amount of interest for each day this Note is Outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of this Note.  The amount of interest to be paid on this Note for each Interest Period will be calculated by adding the Daily Interest Amount for each day in the Interest Period.

Interest on this Note shall be payable quarterly in arrears on each February 13, May 13, August 13 and November 13 (each such date, an “Interest Payment Date”), beginning on August 13, 2016.  If any Interest Payment Date would fall on a day that is not a Business Day, other than the Interest Payment Date that is also the Stated Maturity for this Note, that Interest Payment Date will be postponed to the following day that is a Business Day, except that if such next Business Day is in a different month, then that Interest Payment Date will be the immediately preceding day that is a Business Day.  If the Stated Maturity for this Note is not a Business Day, payment of principal and interest on this Note will be made on the following day that is a Business Day and no interest will accrue for the period from and after such Stated Maturity.

On each Interest Payment Date, the Company will pay interest for the Interest Period ended on the day immediately preceding such Interest Payment Date.  “Interest Period” shall mean the period commencing on and including May 13, 2016 to but excluding the first Interest Payment Date and each successive period from and including an Interest Payment Date to but excluding the next Interest Payment Date.

“LIBOR,” with respect to an Interest Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date (each as defined below) that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on the Determination Date.  If the Designated LIBOR Page does not include this rate or is unavailable on the Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected and identified by the Company, to provide that bank’s offered quotation (expressed as a percentage per annum) as of approximately 11:00 a.m., London time, on the Determination Date to prime banks in the London interbank market for deposits in a Representative Amount (as defined below) in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of all quotations so provided.  If fewer than two quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected and identified by the Company, to provide that bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on the Determination Date for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date.  If at least two rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of all rates so provided.  If fewer than two rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

“Designated LIBOR Page” means the display on the Reuters 3000 Xtra Service (or any successor service) on the “LIBOR01” page (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

“Determination Date” with respect to an Interest Period will be the second London Banking Day preceding the first day of the Interest Period.

“London Banking Day” is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Representative Amount” means a principal amount that is representative for a single transaction in the relevant market at the relevant time.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Sydney, Australia, New York, New York, or London, United Kingdom are authorized or obligated by law or executive order to close.

All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Company and on the Holder of this Note. In no event shall the interest rate on this Note be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent will, upon the request of any Holder of this Note, provide the rate of interest then in effect.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-

millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

Interest on this Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the January 29, April 28, July 29, or October 29 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency maintained for such purpose pursuant to the Indenture; provided, however, that at the option of the Company, interest on this Note may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register or (ii) to a Holder of US$1,000,000 or more in aggregate principal amount of the Notes by wire transfer to an account maintained by the Person entitled thereto as specified in the Register.  Any interest on this Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall instead be payable to the Person in whose name this Note is registered on the Special Record Date or other specified date in accordance with the Indenture.  Notwithstanding the foregoing, interest payable on an Interest Payment Date that is also the Stated Maturity of this Note will be paid at such office or agency to the Person to whom the principal hereof is payable, upon surrender of this Note at such office or agency.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this ___ day of _______________, 20___.

WESTPAC BANKING CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued under the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of securities of the Company, issued and to be issued in one or more series under and pursuant to a Senior Indenture, dated as of July 1, 1999 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as successor to The Chase Manhattan Bank, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of August 27, 2009, between the Company and the Trustee (the “First Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 14, 2012, between the Company and the Trustee (the “Fifth Supplemental Indenture”; the Base Indenture as amended and supplemented by the First Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Amended Base Indenture”), and as further supplemented by the Fifteenth Supplemental Indenture, dated as of May 13, 2016, between the Company and the Trustee (the “Fifteenth Supplemental Indenture”; the Amended Base Indenture, as further supplemented by the Fifteenth Supplemental Indenture, is referred to herein as the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  This Note is one of a series of securities designated on the face hereof (the “Notes”).  The Notes are issued pursuant to the Indenture and are limited in aggregate principal amount to US$250,000,000; provided, however, that the Company may from time to time, without the consent of the Holders of the Notes, create and issue additional notes having the same terms and conditions as the Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon.  Additional notes issued in this manner will be consolidated with, and will form a single series with, the Notes, unless such additional notes will not be treated as fungible with the Notes for U.S. federal income tax purposes. The Notes and any such additional notes would rank equally and ratably.

In accordance with Section 10.8 of the Indenture, pursuant to the procedure set forth in Article X of the Indenture, the Company may, at its option, redeem all, but not less than all, of the Notes if (a) there is a change in or any amendment to the laws or regulations (i) of the Commonwealth of Australia, or any political subdivision or taxing authority thereof or therein, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, of the Commonwealth of Australia or the country in which such entity is organized or resident or deemed resident for tax purposes or any political subdivision or taxing authority thereof or therein, or (b) there is a change in any application or interpretation of any such laws or regulations, which change or amendment becomes effective, (i) with respect to taxes imposed by the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, on or after the date the Company originally issued this Note, or (ii) in the event of the assumption pursuant to Section 7.1 of the Indenture of the obligations of the Company under the Indenture and this Note by an entity organized under the laws of a country other than the Commonwealth of Australia or a political subdivision of a country other than the Commonwealth of Australia, with respect to taxes imposed by a non-Australian jurisdiction, on or after the date of the transaction resulting in such assumption, and, in each case, as a result of such change or amendment (1) the Company is or will become obligated to pay any Additional Amounts on this Note pursuant to Section 9.8 of the Indenture or (2) the Company would not be entitled to claim a deduction in computing its taxation liabilities in respect of (A) any payments of interest or Additional Amounts or (B) any original issue discount on this Note.

Before the Company may redeem this Note, it must give the Holder of this Note at least 30 days’ written notice and not more than 60 days’ written notice of its intention to redeem this Note, provided that if the earliest date on which (i) the Company will be obligated to pay any Additional Amounts, or (ii) the Company would not be entitled to claim a deduction in respect of any payments of interest or Additional Amounts on or any original issue discount in respect of this Note in computing its taxation liabilities, would occur less than 45 days after the relevant change or amendment to the applicable laws, regulations, determinations or guidelines, the Company may give less than 30 days’ written notice but in no case less than 15 days’ written notice, provided it gives such notice as soon as practicable in all the circumstances.

The Redemption Price for this Note shall equal 100% of the principal amount of this Note plus accrued but unpaid interest to but excluding the date of redemption.

The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Note upon compliance by the Company with certain conditions set forth therein.

If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.  The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, on behalf of all of the Holders of the Notes, to waive any Event of Default under the Indenture and its consequences, subject to Section 5.7 of the Indenture.

In accordance with Section 9.8 of the Indenture, the Company will pay all amounts that it is required to pay on this Note without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law.  If the Company withholds or deducts any such amount from any payment on this Note, the Company will pay such additional amounts (the “Additional Amounts”) so that the net amounts received by the Holder of this Note, after such withholding or deduction, will equal the amounts that the Holder of this Note would have received on this Note if such withholding or deduction had not been required; provided that no Additional Amounts shall be payable for or on account of:

(1)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein or otherwise had some connection with the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein other than merely holding this Note, or receiving payments under this Note;

(2)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment in the Commonwealth of Australia, unless the Holder was required to present this Note for payment and it could not have been presented for payment anywhere else;

(3)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the fact that the Holder of this Note presented this Note for payment more than 30 days after the date such payment became due and was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting this Note for payment on any day during that 30 day period;

(4)  any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(5)  any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction;

(6)  any tax, duty, assessment or other governmental charge that would not have been imposed if the Holder or beneficial owner of this Note complied with the Company’s request to provide information concerning his, her or its nationality, residence or identity or to make a declaration, claim or filing or satisfy any requirement for information or reporting that is required to establish the eligibility of the Holder, or the beneficial owner, of this Note to receive the relevant payment without (or at a reduced rate of) withholding or deduction for or on account of any such tax, duty, assessment or other governmental charge;

(7)  any tax, duty, assessment or other governmental charge that would not have been imposed but for the Holder or beneficial owner of this Note being an associate of the Company for purposes of section 128F(6) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia (the “Australian Tax Act”) (other than in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered managed investment scheme under the Corporations Act 2001 of the Commonwealth of Australia);

(8)  any tax, duty, assessment or other governmental charge that is imposed or withheld as a consequence of a determination having been made under Part IVA of the Australian Tax Act (or any modification thereof or provision substituted therefore) by the Australian Commissioner of Taxation that such tax, duty, assessment or other governmental charge is payable in circumstances where the Holder or the beneficial owner of this Note is a party to or participated in a scheme to avoid such tax which the Company was not a party to;

(9)  any tax, duty, assessment or other governmental charge that is imposed pursuant to European Council Directive 2003/48/EC (the “Directive”) or any law implementing or complying with, or introduced in order to conform to, such Directive, or any agreement entered into by a Member State of the European Union with (A) any other state or (B) any relevant, dependent or associated territory of any Member State of the European Union providing for measures equivalent to, or the same as, those provided for by such Directive;

(10) any tax, duty, assessment or other governmental charge arising under or in connection with sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (including any regulations or official interpretations issued, agreements entered into or non-U.S. laws enacted, with respect thereto) (“FATCA”); or

(11)  any combination of the foregoing.

Subject to the foregoing, Additional Amounts will also not be payable by the Company with respect to any payment on this Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment in respect of this Note to the extent that payment would, under the laws of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, be treated as being derived or received for tax purposes by a beneficiary or settler of that fiduciary or a member of that partnership or a beneficial owner, in each case, who would not have been entitled to those Additional Amounts had it been the actual Holder of this Note.

The Company, and any other Person to or through which any payment with respect to this Note may be made, shall be entitled to withhold or deduct from any payment with respect to this Note amounts required to be withheld or deducted under or in connection with FATCA, and Holders and beneficial owners of this Note shall not be entitled to receive any gross up or other additional amounts on account of any such withholding or deduction.

Any reference in this Note to principal or interest shall be deemed to also refer to any Additional Amount that may be payable as provided above.

The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Outstanding Securities of each series adversely affected thereby to add any provisions to or to change or eliminate any provisions of the Indenture or any supplemental indenture or to modify the rights of the Holders of the Securities of such series, provided that, without the consent of the Holder of each such Security so affected, no such modification shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or modification, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2 of the Indenture, or (d) except to the extent provided in Section 8.1(9) of the Indenture, make any change in Section 5.2, 5.7, 5.10 or 8.2 of the Indenture except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived except with the consent of the Holders of each Outstanding Security affected thereby.  Any such consent given by the Holder of this Note shall be conclusive and binding upon such Holder and all future Holders of this Note and of any Notes issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, at the rates and in the coin or currency herein prescribed.

Upon surrender for registration of transfer of this Note, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note or Notes of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the Person to whom interest is payable).

Reference is made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are to be authenticated and delivered.

No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.  By accepting a Note, each Holder agrees to the provisions of Section 1.13 of the Indenture and waives and releases all such liability.  Such waiver and release shall be part of the consideration for the issue of the Notes.

The Notes of this series shall be issuable only in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.  [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]2  At the option of the Holder, the Notes (except a Note in global form) may be exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Notes to be exchanged at such office or agency.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2 Insert in Global Notes only

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing  attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date: